AXP(R)
      Discovery
           Fund

2003 SEMIANNUAL REPORT
JAN. 31, 2003

AXP Discovery Fund seeks to provide shareholders with long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and nearly $64 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of December 2002.
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Table of Contents

From the Chairman                                            3

Economic and Market Update                                   4

Fund Snapshot                                                6

Questions & Answers
  with Portfolio Management                                  7

Investments in Securities                                   12

Financial Statements                                        16

Notes to Financial Statements                               19

Results of Meeting of Shareholders                          28

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From the Chairman

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

The recent proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas.

The American Express Funds Board is an independent body comprised of nine members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--   Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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Fund Snapshot
   AS OF JAN. 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                             Kenneth L. Abrams
                             Wellington Management Company, LLP
Tenure/since                                               4/02
Years in industry                                            18

Portfolio manager                     Jerome J. Heppelmann, CFA
                                    Pilgrim Baxter & Associates
Tenure/since                                               4/02
Years in industry                                            11

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates

A: 8/24/81      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols

A: INDYX        B: IDIBX        C: --           Y: --

Total net assets                                 $129.7 million

Number of holdings                            approximately 190


STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                     LARGE
                     MEDIUM  SIZE
         X           SMALL

TOP FIVE SECTORS

Percentage of portfolio assets

Computers & office equipment           10.8%
Health care services                    9.0
Electronics                             8.8
Health care                             6.6
Retail                                  6.1

TOP TEN HOLDINGS

Percentage of portfolio assets

Pier 1 Imports                          1.5%
Coventry Health Care                    1.3
ADVO                                    1.2
DSP Group                               1.2
Maxtor                                  1.2
Intersil                                1.1
Urban Outfitters                        1.1
Brookline Bancorp                       1.0
Wellman                                 1.0
Humana                                  1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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Questions & Answers
            WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Discovery Fund's portfolio is managed by two independent money management firms, Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP. Each manager invests a portion of Fund assets in growth and value stocks of small companies to seek long-term growth of capital. During the six-month period ended Jan. 31, 2003, the Fund's Class A shares declined 3.51%, excluding sales charges, slightly outperforming its benchmark, the S&P SmallCap 600 Index, which fell 3.99%. The Fund also outpaced both its peer group, the Lipper Small-Cap Core Funds Index, which declined 4.06%, and the Russell 2000(R) Index, an unmanaged group of small-company stocks, which fell 4.44% for the period. As of Jan. 31, 2003, Pilgrim Baxter & Associates, Ltd. managed approximately 50% of the Fund's portfolio while Wellington Management Company, LLP managed the other 50%.

From Pilgrim Baxter & Associates, Ltd.

Pilgrim Baxter & Associates, Ltd., the investment adviser to PBHG Funds, was founded in 1982 to provide investment management for institutional clients. In managing the Fund, the firm uses a value style approach that invests in a diversified portfolio of common stocks of small companies. When searching for companies in which to invest, PBHG balances a stock's price against other company- and industry-

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Jan. 31, 2003
 0%

-2%         (bar 1)     (bar 2)
            -3.51%      -3.99%                 (bar 4)
-4%                                 (bar 3)    -4.06%
                                    -4.44%
-6%

(bar 1)    AXP Discovery Fund
           Class A (excluding sales charge)

(bar 2)    Standard & Poor's SmallCap 600 Index(1) (unmanaged)

(bar 3)    Russell 2000(R) Index(2)

(bar 4)    Lipper Small-Cap Core Funds Index(3)

(1) Standard and Poor's SmallCap Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage comissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

(2) Russell 2000(R) Index, an unmanaged index, measures the performance of 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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Questions & Answers

(begin callout quote) > We are constantly trying to keep the portfolio fresh by investing in companies we believe are poised for broad outperformance over the long-term. (end callout quote)

       -- Pilgrim Baxter & Associates, Ltd.

(begin callout quote) > The quality of companies now falling into our market-cap range is very enticing. (end callout quote)

       -- Wellington Management Company, LLP

AVERAGE ANNUAL TOTAL RETURNS

as of Jan. 31, 2003

                         Class A                 Class B                  Class C                 Class Y
(Inception dates)       (8/24/81)               (3/20/95)                (6/26/00)               (3/20/95)
                   NAV(1)     POP(2)      NAV(1)  After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)     POP(5)
6 months*          -3.51%     -9.06%      -3.79%     -7.64%        -3.80%        -4.76%        -3.48%     -3.48%
1 year            -27.71%    -31.86%     -28.29%    -31.15%       -28.33%       -28.33%       -27.50%    -27.50%
5 years            -9.93%    -10.99%     -10.63%    -10.75%          N/A           N/A         -9.79%     -9.79%
10 years           +0.25%     +6.80%        N/A        N/A           N/A           N/A           N/A        N/A
Since inception      N/A        N/A       -0.78%     -0.78%       -20.51%       -20.51%        +0.14%     +0.14%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

specific factors, typically avoiding those companies that are deeply discounted.

Q:  What factors most significantly impacted your performance?

A: At the onset of the period, weak economic data, continuing concerns over corporate malfeasance and the growing threat of a conflict with Iraq and North Korea all put pressure on the stock market. The uncertainty surrounding the markets, the U.S. economy and global diplomacy sent many stocks on a steep decline in September. While the majority of the period was overwhelmingly difficult, the markets rallied in October and November. By Jan. 31, however, the market gave back much of its autumn gains amid a winter of investor discontent.

    Performance of the Fund was negatively impacted primarily as a result of our stock selection and underweight position in technology stocks. We elected to concentrate our focus more on those companies that we believed had solid growth prospects and less operating risk. As the market rebounded during October and November, the companies that were most leveraged to an economic recovery (i.e., those with a higher level of operating risk) were those that rebounded the sharpest in terms of performance, and many were found in this sector. Holdings in the semiconductor segment of the technology sector such as Silicon Storage Tech and Intersil Corporation negatively contributed to the Fund's performance. Silicon Storage suffered from some weak pricing and Intersil was hurt by order push-outs. Additionally, our selections in the healthcare and industrial sectors of the market also detracted from performance relative to the benchmark.

    On the positive side, our stock selection was strong in the financial, consumer staples and business services sectors of the market. In financials, Affiliated Managers was a strong performer. Positions in companies such as Arbitron, a market leader in the measurement of radio audiences, contributed positively to Fund performance.

Q:  What changes did you make to the Fund?

A: We are constantly adding companies whose characteristics best exemplify our investment process, and reducing or eliminating those companies whose valuations are no longer justified by their underlying fundamentals. Over the last six months we reduced the Fund's technology weighting as it became clear that an increase in demand for technology products and services is still not imminent. We are not finding many technology companies that meet our investment criteria. As dictated by our investment process, we remain sector-diversified, and we are constantly trying to keep the portfolio fresh by investing in

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9   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

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Questions & Answers

    companies we believe are poised for broad outperformance over the long term. We intend to remain sector-diversified.

Q: What is your outlook, and how are you positioning the portfolio in light of that?

A: Our current outlook is that stocks as a group are neither expensive nor cheap. Given the recent mixed reports of economic results and a low interest rate environment, they would seem to be priced fairly in our view for their fundamentals. However, given that this bear market is the worst since the Great Depression and our economy seems to be slowly moving towards a recovery, we believe the odds are in favor of a positive market scenario over the next six months. Although we cannot predict the future, if that turns out to be the case, then the small-cap asset class should do very well. This is because these were the types of companies that were generally quickest to cut costs to meet the new revenue expectations and also tend to be the most likely to benefit from economic growth.

    By focusing on compelling valuations in addition to near-term dynamics and long-term growth, we have positioned the Fund to balance our belief that the economy is on the road to recovery, but that growth may be somewhat sluggish.

From Wellington Management Company, LLP

Founded in 1928, Wellington Management Company, LLP, is one of the largest independent investment management companies in the world. The Company emphasizes fundamental research and bottom-up stock selection. The portfolio managers utilize many resources at Wellington Management to search the small capitalization investment universe for what they believe to be the best companies.

Q:  What factors most significantly impacted your performance for the period?

A: After a protracted period of weakness, for the first time, several of the top contributors to the Fund's performance were technology and telecommunications companies. Specifically, the Fund benefited from an overweight position in the information technology sector, with strong price rebounds later in the period boosting returns. Within the sector, top-performing stocks included Maxtor, a provider of disk drives and storage solutions, Western Digital, a manufacturer of hard drives for PCs and popular media applications, and Agere Systems, a producer of circuits for communications networks.

    Issues surrounding Tenet Healthcare's government billing practices created an overhang of negative performance for healthcare services companies. Specifically impacting the Fund were our

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


Questions & Answers

    holdings in Kindred Healthcare, Triad Hospitals and Lifepoint Hospitals. Our position in Kindred Healthcare has been eliminated, as it appears to have the burden of unanticipated medical malpractice liabilities.

Q:  What changes did you make to the Fund?

A: This long bear market has supplied us with hundreds of new investment possibilities, as companies that were previously out of our market-cap range have fallen into the small-cap universe. This allows us to shop for companies that have deeper management teams, broader product lines, and significant cash and other assets on the balance sheets. New additions to the Fund that reflect this approach include media company Catalina Marketing; Human Genome Sciences, a biotechnology company; Reinsurance Group of America, a firm that specializes in reinsurance and risk management; and Palm, a market leader in palm pilots.

    Given the uncertainty in the economy and the volatility that continues to permeate the small-cap markets, we continue to spread our exposure over a larger number of holdings in the Fund. We seek companies that can withstand the current volatility in the marketplace and those that are poised to perform well with an economic recovery. As our conviction level in the earnings power of our holdings grows, we will look to reduce our number of holdings, but, for now, caution continues to be our watchword.

Q:  What is your outlook?

A: The good news is that valuations in the small-cap marketplace are very inexpensive. Earnings are hard to peg in this tough economy, but market-cap-to-sales measures and price-to-book measures are cheaper than we have found in almost ten years. Also the quality of companies now falling into our market-cap range is very enticing, as companies that used to command market valuations in excess of $20 billion are routinely falling into our small-cap market universe.

    Both the inflation rate and interest rates are at very low absolute levels. This is a very healthy backdrop for the markets. Credit is inexpensive, and costs for both raw materials and labor are currently tame. Companies across the economy have pared payrolls and cut costs. The environment for significant profit growth is only lacking one thing, growth in revenues.

    Each firm's market commentary is subject to change, and may not reflect each firm's current view. Commentaries should not be relied upon as research or investment advice. Pilgrim Baxter & Associates, Ltd. is an SEC registered investment adviser.

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Investments in Securities

AXP Discovery Fund
Jan. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.1%)
Issuer                                        Shares               Value(a)

Airlines (1.3%)
Atlantic Coast Airlines Holdings              89,500(b)            $895,000
SkyWest                                       64,400                741,244
Total                                                             1,636,244

Automotive & related (1.4%)
American Axle & Mfg Holdings                  25,900(b)             651,903
BorgWarner                                     9,200                492,660
Navistar Intl                                 26,100(b)             628,227
Total                                                             1,772,790

Banks and savings & loans (4.5%)
Alliance Data Systems                         21,900(b)             383,031
Brookline Bancorp                            108,193              1,366,369
Cullen/Frost Bankers                          23,800                739,466
Pacific Northwest Bancorp                     25,500                676,770
Provident Financial Services                  53,500(b)             827,110
R & G Financial Cl B                          10,000(c)             220,900
TierOne                                       44,100(b)             673,407
Westcorp                                      22,700                440,834
Willow Grove Bancorp                          38,700                541,026
Total                                                             5,868,913

Building materials & construction (1.5%)
Beazer Homes USA                               5,400(b)             310,770
Fluor                                          7,500                223,050
Genlyte Group                                 21,100(b)             625,003
Ryland Group                                  18,500                733,340
Total                                                             1,892,163

Chemicals (3.7%)
Agrium                                        46,100(c)             499,724
Cytec Inds                                    29,800(b)             869,266
IMC Global                                   104,200              1,018,034
Olin                                          26,000                419,120
TETRA Technologies                            32,200(b)             644,644
Wellman                                      109,100              1,341,930
Total                                                             4,792,718

Communications equipment & services (3.5%)
Advanced Fibre Communications                 51,500(b)             869,835
Agere Systems Cl A                           554,500(b)             981,465
Fairchild Semiconductor Intl Cl A             94,600(b)           1,034,924
Nextel Partners Cl A                         143,529(b)             753,527
Silicon Laboratories                          37,000(b)             911,680
Total                                                             4,551,431

Computer software & services (0.3%)
Agile Software                                51,900(b)             362,262
ParthusCeva                                        1(b)                   4
Total                                                               362,266

Computers & office equipment (10.9%)
3Com                                         236,700(b)           1,001,241
Acxiom                                        56,300(b)             836,055
Avocent                                       13,800(b)             346,380
CheckFree                                     45,800(b)             880,734
Edwards (JD) & Co                             52,800(b)             661,584
Extreme Networks                             148,200(b)             606,138
Fair, Isaac & Co                              12,600                626,850
Hyperion Solutions                            22,100(b)             612,789
IDX Systems                                   44,900(b)             688,317
Ingram Micro Cl A                             69,800(b)             802,700
Maxtor                                       258,400(b)           1,532,313
Merix                                         52,300(b)             327,398
Palm                                          40,765(b)             632,265
PRG-Schultz Intl                             117,300(b)             970,071
Sanchez Computer Associates                  111,600(b)             348,192
Silicon Storage Technology                    53,500(b)             151,405
TeleTech Holdings                            104,900(b)             612,616
Varian                                        25,300(b)             737,495
Verity                                        57,720(b)             895,237
Western Digital                              116,300(b)             924,585
Wind River Systems                            35,200(b)             120,032
Total                                                            14,314,397

See accompanying notes to investments in securities.

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


Common stocks (continued)
Issuer                                        Shares               Value(a)

Electronics (8.9%)
Actel                                         38,000(b)            $568,100
ATMI                                          29,400(b)             522,438
Avnet                                         29,900(b)             310,661
Brooks-PRI Automation                         60,300(b)             633,150
Cymer                                         12,700(b)             392,557
Cypress Semiconductor                         83,800(b)             439,950
DSP Group                                     93,700(b)           1,552,609
GlobespanVirata                               92,800(b)             412,032
Harman Intl Inds                               8,510                523,365
Helix Technology                              62,900                540,940
Intersil                                     100,900(b)           1,463,050
Itron                                         41,300(b)             658,735
Lam Research                                  45,700(b)             534,233
Moog Cl A                                     23,600(b)             752,840
Park Electrochemical                          44,900                729,625
Symbol Technologies                           64,800                546,264
Triumph Group                                 12,500(b)             315,000
Veeco Instruments                             48,700(b)             681,800
Total                                                            11,577,349

Energy (2.9%)
Brown (Tom)                                   35,000(b)             874,300
Frontier Oil                                  42,500                629,000
Stone Energy                                  20,000(b)             680,200
Sunoco                                        34,100              1,068,012
Vintage Petroleum                             46,600                504,678
Total                                                             3,756,190

Energy equipment & services (3.1%)
Atwood Oceanics                               24,100(b)             667,570
Cal Dive Intl                                 61,900(b)           1,319,089
Grey Wolf                                    284,500(b)           1,095,325
Helmerich & Payne                             24,600                614,754
Lone Star Technologies                         5,400(b)              80,190
Universal Compression Holdings                12,800(b)             242,560
Total                                                             4,019,488

Financial services (4.2%)
Affiliated Managers Group                     16,100(b)             747,684
CoStar Group                                  42,100(b)             848,315
E*TRADE Group                                168,900(b)             760,050
Intrawest                                     44,700(c)             514,944
Investment Technology Group                   37,700(b)             641,277
MFA Mtge Investments                          69,400                607,250
Providian Financial                          199,100(b)           1,272,249
Total                                                             5,391,769

Food (0.3%)
Smithfield Foods                              19,900(b)             359,792

Furniture & appliances (0.6%)
Aaron Rents                                   25,400                494,030
Furniture Brands Intl                         14,600(b)             312,878
Total                                                               806,908

Health care (6.8%)
Ciphergen Biosystems                         262,100(b)           1,200,418
Conmed                                        38,900(b)             569,107
Cooper Companies                              26,700                683,787
CV Therapeutics                               23,700(b)             398,160
Haemonetics                                   30,500(b)             663,680
Human Genome Sciences                         78,100(b)             549,824
ICU Medical                                   16,400(b)             597,124
Incyte Genomics                              106,501(b)             464,344
Kensey Nash                                   52,500(b)             973,875
Pharmaceutical Resources                      16,100(b)             522,284
SICOR                                         80,900(b)           1,205,410
Wilson Greatbatch Technologies                24,700(b)             629,356
Wright Medical Group                          21,700(b)             304,451
Total                                                             8,761,820

Health care services (9.1%)
Abgenix                                       52,200(b)             288,666
Allscripts Healthcare Solutions              131,000(b)             263,310
American Medical Security Group                4,400(b)              60,896
Applera - Cerera Genomics Group               54,200(b)             502,976
Apria Healthcare Group                        48,600(b)           1,120,230
Caremark Rx                                   50,500(b)             989,800
Centene                                       20,800(b)             586,560
Coventry Health Care                          59,700(b)           1,656,675
Humana                                       134,100(b)           1,332,954
LifePoint Hospitals                           27,800(b)             714,460
Manor Care                                    56,700(b)           1,089,774
Pharmaceutical Product
  Development                                 36,600(b)           1,092,510
Triad Hospitals                               39,500(b)           1,098,100
VCA Antech                                    62,500(b)             965,625
VistaCare Cl A                                 9,600(b)             156,000
Total                                                            11,918,536

Industrial equipment & services (1.5%)
AGCO                                          30,500(b)             545,950
Kennametal                                    21,500                680,690
Minerals Technologies                         19,400                769,210
Total                                                             1,995,850

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Insurance (5.9%)
Fidelity Natl Financial                        8,225               $277,347
First American                                43,300                985,941
HCC Insurance Holdings                        43,900              1,057,990
Hooper Holmes                                106,900                577,260
Odyssey Re Holdings                           58,300                992,849
Platinum Underwriters Holdings                24,900(b,c)           613,785
Reinsurance Group of America                  24,900                715,377
Scottish Annuity & Life Holdings              44,000(c)             787,600
StanCorp Financial Group                      16,300                813,696
UICI                                          52,200(b)             811,710
Total                                                             7,633,555

Leisure time & entertainment (2.2%)
AMC Entertainment                             82,900(b)             683,925
Aztar                                         52,100(b)             664,275
Callaway Golf                                 96,200              1,152,476
Wynn Resorts                                  22,700(b)             312,125
Total                                                             2,812,801

Media (4.2%)
ADVO                                          51,300(b)           1,635,957
Catalina Marketing                            38,500(b)             750,750
Cumulus Media Cl A                            28,000(b)             419,440
Journal Register                              35,600(b)             606,268
Lin TV                                        36,900(b)             899,253
Scholastic                                    28,360(b)           1,010,155
Sinclair Broadcast Group Cl A                 15,000(b)             169,800
Total                                                             5,491,623

Metals (0.4%)
Shaw Group                                    33,500(b)             455,600

Miscellaneous (0.5%)
Philadelphia Suburban                         33,100                665,310

Multi-industry conglomerates (2.3%)
Arbitron                                      33,900(b)           1,095,309
Fisher Scientific Intl                        25,800(b)             745,620
PDI                                          101,400(b)             919,698
Sylvan Learning Systems                       11,900(b)             190,400
Total                                                             2,951,027

Paper & packaging (1.1%)
AptarGroup                                    22,800                653,904
Glatfelter                                    60,500                756,250
Total                                                             1,410,154

Real estate investment trust (1.8%)
Brandywine Realty Trust                       29,100                582,000
Camden Property Trust                         10,700                337,050
Essex Property Trust                           6,600                333,168
Host Marriott                                 79,800(b)             650,370
Mack-Cali Realty                              13,100                373,350
Total                                                             2,275,938

Restaurants & lodging (0.5%)
RARE Hospitality Intl                         20,900(b)             595,650

Retail (6.2%)
Barnes & Noble                                28,300(b)             492,420
bebe stores                                   23,300(b)             372,567
Borders Group                                 69,000(b)           1,045,350
Foot Locker                                   86,800                876,680
Pacific Sunwear of California                 61,800(b)           1,124,760
Payless ShoeSource                            16,400(b)             784,740
Phillips-Van Heusen                           23,000                272,550
Pier 1 Imports                               113,500              1,923,825
Too                                           36,800(b)             612,720
Wild Oats Markets                             71,900(b)             596,051
Total                                                             8,101,663

Textiles & apparel (2.1%)
Kenneth Cole Productions Cl A                 23,000(b)             558,440
Reebok Intl                                   24,900(b)             752,976
Urban Outfitters                              69,500(b)           1,423,360
Total                                                             2,734,776

Transportation (2.5%)
CNF                                           32,700                984,924
EGL                                           61,400(b)             803,726
Werner Enterprises                            37,700                689,533
Yellow Corp                                   34,000(b)             794,308
Total                                                             3,272,491

Utilities -- electric (1.0%)
Hawaiian Electric Inds                        12,800                527,872
MGE Energy                                     6,300                170,415
PNM Resources                                 27,800                586,858
Total                                                             1,285,145

Utilities -- gas (0.9%)
AGL Resources                                 26,000                594,100
UGI                                           12,600                527,058
Total                                                             1,121,158

Total common stocks
(Cost: $141,824,149)                                           $124,585,515

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Short-term securities (5.7%)
Issuer              Annualized          Amount              Value(a)
                   yield on date      payable at
                    of purchase        maturity

Commercial paper
General Electric Capital
     02-03-03         1.32%           $2,800,000       $2,799,692
UBS Finance (Delaware)
     02-03-03         1.32             4,600,000        4,599,494

Total short-term securities
(Cost: $7,399,457)                                     $7,399,186

Total investments in securities
(Cost: $149,223,606)(d)                              $131,984,701

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 2.0% of net assets.

(d) At Jan. 31, 2003, the cost of securities for federal income tax purposes was approximately $149,224,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $  4,329,000
     Unrealized depreciation                          (21,568,000)
                                                      -----------
     Net unrealized depreciation                     $(17,239,000)
                                                     ------------

--------------------------------------------------------------------------------
15   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund

Jan. 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $149,223,606)                                                                      $ 131,984,701
Cash in bank on demand deposit                                                                               129,423
Dividends and accrued interest receivable                                                                     35,968
Receivable for investment securities sold                                                                  1,070,069
                                                                                                           ---------
Total assets                                                                                             133,220,161
                                                                                                         -----------
Liabilities
Capital shares payable                                                                                        10,727
Payable for investment securities purchased                                                                  624,728
Payable upon return of securities loaned (Note 5)                                                          2,844,400
Accrued investment management services fee                                                                     2,256
Accrued distribution fee                                                                                       1,229
Accrued service fee                                                                                                3
Accrued transfer agency fee                                                                                    1,066
Accrued administrative services fee                                                                              211
Other accrued expenses                                                                                        55,327
                                                                                                              ------
Total liabilities                                                                                          3,539,947
                                                                                                           ---------
Net assets applicable to outstanding capital stock                                                     $ 129,680,214
                                                                                                       =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $     280,849
Additional paid-in capital                                                                               280,253,966
Net operating loss                                                                                          (511,756)
Accumulated net realized gain (loss) (Note 6)                                                           (133,103,940)
Unrealized appreciation (depreciation) on investments                                                    (17,238,905)
                                                                                                         -----------
Total -- representing net assets applicable to outstanding capital stock                               $ 129,680,214
                                                                                                       =============
Net assets applicable to outstanding shares:                 Class A                                   $ 111,318,404
                                                             Class B                                   $  17,382,280
                                                             Class C                                   $      21,294
                                                             Class Y                                   $     958,236
Net asset value per share of outstanding capital stock:      Class A shares         23,842,945         $        4.67
                                                             Class B shares          4,033,996         $        4.31
                                                             Class C shares              4,952         $        4.30
                                                             Class Y shares            203,018         $        4.72
                                                                                       -------         -------------
*Including securities on loan, at value (Note 5)                                                       $   2,655,753
                                                                                                       -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Discovery Fund

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                      $ 447,917
Interest                                                                                          32,118
Fee income from securities lending -- net (Note 5)                                                18,153
     Less foreign taxes withheld                                                                  (1,116)
                                                                                                  ------
Total income                                                                                     497,072
                                                                                                 -------
Expenses (Note 2):
Investment management services fee                                                               362,050
Distribution fee
     Class A                                                                                     153,752
     Class B                                                                                      98,256
     Class C                                                                                         100
Transfer agency fee                                                                              232,301
Incremental transfer agency fee
     Class A                                                                                      22,039
     Class B                                                                                       7,694
     Class C                                                                                          15
Service fee -- Class Y                                                                               458
Administrative services fees and expenses                                                         44,251
Compensation of board members                                                                      4,842
Custodian fees                                                                                    52,681
Printing and postage                                                                              50,506
Registration fees                                                                                 17,764
Audit fees                                                                                        13,125
Other                                                                                              8,536
                                                                                                   -----
Total expenses                                                                                 1,068,370
     Expenses waived/reimbursed by AEFC (Note 2)                                                 (58,150)
                                                                                                 -------
                                                                                               1,010,220
     Earnings credits on cash balances (Note 2)                                                   (1,392)
                                                                                                  ------
Total net expenses                                                                             1,008,828
                                                                                               ---------
Investment income (loss) -- net                                                                 (511,756)
                                                                                                --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transacations (Note 3)                                  (21,221,642)
Net change in unrealized appreciation (depreciation) on investments                           16,870,200
                                                                                              ----------
Net gain (loss) on investments                                                                (4,351,442)
                                                                                              ----------
Net increase (decrease) in net assets resulting from operations                             $ (4,863,198)
                                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Discovery Fund
                                                                           Jan. 31, 2003       July 31, 2002
                                                                         Six months ended        Year ended
                                                                            (Unaudited)
Operations
Investment income (loss) -- net                                           $   (511,756)        $  (1,962,560)
Net realized gain (loss) on investments                                    (21,221,642)          (34,883,272)
Net change in unrealized appreciation (depreciation) on investments         16,870,200           (26,965,344)
                                                                            ----------           -----------
Net increase (decrease) in net assets resulting from operations             (4,863,198)          (63,811,176)
                                                                            ----------           -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                 1,093,963            57,604,721
     Class B shares                                                            290,849             1,125,725
     Class C shares                                                              4,508                14,524
     Class Y shares                                                            222,188               500,082
Payments for redemptions
     Class A shares                                                        (15,544,399)         (112,484,998)
     Class B shares (Note 2)                                                (3,381,155)          (13,421,007)
     Class Y shares                                                            (98,230)             (603,416)
                                                                               -------              --------
Increase (decrease) in net assets from capital share transactions          (17,412,276)          (67,264,369)
                                                                           -----------           -----------
Total increase (decrease) in net assets                                    (22,275,474)         (131,075,545)
Net assets at beginning of period                                          151,955,688           283,031,233
                                                                           -----------           -----------
Net assets at end of period                                               $129,680,214         $ 151,955,688
                                                                          ============         =============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Discovery Fund

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. (formerly AXP Discovery Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
20   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

--------------------------------------------------------------------------------
21   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $97,435 for the six months ended Jan. 31, 2003.

--------------------------------------------------------------------------------
22   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $35,224 for Class A and $9,227 for Class B for the six months ended Jan. 31, 2003.

For the period ended Jan. 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and exprenses to 1.30% for Class A, 2.08% for Class B, 2.17% for Class C and 1.13% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until Sept. 30, 2003. Under this agreement, total expenses will not exceed 1.30% for Class A, 2.08% for Class B, 2.20% for Class C and 1.13% for Class Y.

During the six months ended Jan. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $1,392 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
23   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $84,571,391 and $101,368,160, respectively, for the six months ended Jan. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                  Six months ended Jan. 31, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                         226,181       64,818    1,005     44,301
Issued for reinvested distributions               --           --       --         --
Redeemed                                  (3,230,458)    (760,036)      --    (20,124)
                                          ----------     --------    -----     ------
Net increase (decrease)                   (3,004,277)    (695,218)   1,005     24,177
                                          ----------     --------    -----     ------

                                                     Year ended July 31, 2002
                                             Class A     Class B    Class C     Class Y
Sold                                       9,368,049      196,969    2,565     79,875
Issued for reinvested distributions               --           --       --         --
Redeemed                                 (18,244,580)  (2,382,680)      --    (93,779)
                                          ----------     --------    -----     ------
Net increase (decrease)                   (8,876,531)  (2,185,711)   2,565    (13,904)
                                          ----------   ----------    -----    -------

5. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2003, securities valued at $2,655,753 were on loan to brokers. For collateral, the Fund received $2,844,400 in cash. Income from securities lending amounted to $18,153 for the six months ended Jan. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $110,592,258 as of July 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2003.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003(j)         2002      2001      2000     1999
Net asset value, beginning of period                                       $4.84          $ 6.68     $10.29    $11.04  $11.18
Income from investment operations:
Net investment income (loss)                                                (.02)           (.05)      (.02)     (.05)   (.06)
Net gains (losses) (both realized and unrealized)                           (.15)          (1.79)     (1.40)     (.42)    .63
Total from investment operations                                            (.17)          (1.84)     (1.42)     (.47)    .57
Less distributions:
Distributions from realized gains                                             --              --      (2.19)     (.28)   (.71)
Net asset value, end of period                                             $4.67          $ 4.84     $ 6.68    $10.29  $11.04

Ratios/supplemental data
Net assets, end of period (in millions)                                     $111            $130       $239      $416    $758
Ratio of expenses to average daily net assets(c)                           1.30%(d),(e)    1.18%      1.06%     1.03%   1.05%
Ratio of net investment income (loss) to average daily net assets          (.61%)(d)       (.75%)     (.21%)    (.31%)  (.54%)
Portfolio turnover rate (excluding short-term securities)                    62%            154%       115%      243%    188%
Total return(i)                                                           (3.51%)(k)     (27.54%)   (13.88%)   (4.19%)  5.45%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003(j)         2002      2001      2000     1999
Net asset value, beginning of period                                       $4.48          $ 6.24     $ 9.84    $10.65  $10.90
Income from investment operations:
Net investment income (loss)                                                (.03)           (.11)      (.08)     (.13)   (.14)
Net gains (losses) (both realized and unrealized)                           (.14)          (1.65)     (1.33)     (.40)    .60
Total from investment operations                                            (.17)          (1.76)     (1.41)     (.53)    .46
Less distributions:
Distributions from realized gains                                             --              --      (2.19)     (.28)   (.71)
Net asset value, end of period                                             $4.31          $ 4.48     $ 6.24    $ 9.84  $10.65

Ratios/supplemental data
Net assets, end of period (in millions)                                      $17             $21        $43       $82    $153
Ratio of expenses to average daily net assets(c)                           2.08%(d),(f)    1.96%      1.83%     1.80%   1.82%
Ratio of net investment income (loss) to average daily net assets         (1.39%)(d)      (1.53%)     (.98%)   (1.08%) (1.30%)
Portfolio turnover rate (excluding short-term securities)                    62%            154%       115%      243%    188%
Total return(i)                                                           (3.79%)(k)     (28.21%)   (14.49%)   (4.97%)  4.65%

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003(j)        2002      2001      2000(b)
Net asset value, beginning of period                                       $4.47          $ 6.23     $ 9.84    $10.53
Income from investment operations:
Net investment income (loss)                                                (.03)           (.11)      (.08)     (.02)
Net gains (losses) (both realized and unrealized)                           (.14)          (1.65)     (1.34)     (.67)
Total from investment operations                                            (.17)          (1.76)     (1.42)     (.69)
Less distributions:
Distributions from realized gains                                             --              --      (2.19)       --
Net asset value, end of period                                             $4.30          $ 4.47     $ 6.23    $ 9.84

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--             $--        $--       $--
Ratio of expenses to average daily net assets(c)                           2.17%(d),(g)    2.06%      1.83%     1.80%(d)
Ratio of net investment income (loss) to average daily net assets         (1.47%)(d)      (1.66%)    (1.01%)    (.97%)(d)
Portfolio turnover rate (excluding short-term securities)                    62%            154%       115%      243%
Total return(i)                                                           (3.80%)(k)     (28.25%)   (14.63%)    6.55%(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003(j)         2002      2001      2000    1999
Net asset value, beginning of period                                       $4.89          $ 6.74     $10.33    $11.07  $11.20
Income from investment operations:
Net investment income (loss)                                                (.02)           (.04)      (.01)     (.04)   (.05)
Net gains (losses) (both realized and unrealized)                           (.15)          (1.81)     (1.39)     (.42)    .63
Total from investment operations                                            (.17)          (1.85)     (1.40)     (.46)    .58
Less distributions:
Distributions from realized gains                                             --              --      (2.19)     (.28)   (.71)
Net asset value, end of period                                             $4.72          $ 4.89     $ 6.74    $10.33  $11.07

Ratios/supplemental data
Net assets, end of period (in millions)                                       $1              $1         $1        $8     $83
Ratio of expenses to average daily net assets(c)                           1.13%(d),(h)    1.00%       .86%      .87%    .96%
Ratio of net investment income (loss) to average daily net assets          (.44%)(d)       (.58%)     (.14%)    (.11%)  (.44%)
Portfolio turnover rate (excluding short-term securities)                    62%            154%       115%      243%    188%
Total return(i)                                                           (3.48%)(k)     (27.45%)   (13.57%)   (4.08%)  5.55%
Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.38% for the six months ended Jan. 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.17% for the six months ended Jan. 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.25% for the six months ended Jan. 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.20% for the six months ended Jan. 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Jan. 31, 2003 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP DISCOVERY FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          20,194,103.082                 1,256,214.453
Philip J. Carroll, Jr.   20,239,467.796                 1,210,849.739
Livio D. DeSimone        20,181,580.414                 1,268,737.121
Barbara H. Fraser        20,264,112.695                 1,186,204.840
Ira D. Hall              20,210,288.506                 1,240,029.029
Heinz F. Hutter          20,123,601.871                 1,326,715.664
Anne P. Jones            20,213,988.529                 1,236,329.006
Stephen R. Lewis, Jr.    20,277,117.456                 1,173,200.079
Alan G. Quasha           20,264,021.487                 1,186,296.048
Stephen W. Roszell       20,248,735.542                 1,201,581.993
Alan K. Simpson          20,121,381.491                 1,328,936.044
Alison Taunton-Rigby     20,266,891.766                 1,183,425.769
William F. Truscott      20,253,440.929                 1,196,876.606

--------------------------------------------------------------------------------
28   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"   Abstentions   Broker Non-Votes
  17,742,838.612           2,548,090.944       830,783.979      328,604.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"   Abstentions   Broker Non-Votes
  18,499,994.144           1,993,642.712       956,680.679         0.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"   Abstentions   Broker Non-Votes
  17,834,108.290           2,181,302.394      1,106,302.851     328,604.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
29   --   AXP DISCOVERY FUND   --   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

AXP Discovery Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6458 T (4/03)